UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  August 28, 2008 (May 30, 2008)

ANTS SOFTWARE INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-16299	13-3054685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Airport Blvd. Suite 300, Burlingame, CA	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 931-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) hereby amends our Current Report on Form 8-K for May 30, 2008 which ANTs software inc. (the “Company”) filed with the Securities and Exchange Commission on August 13, 2008.  The purpose of this amendment is to modify (i) the accounting for convertible promissory notes, and (ii) the valuation of the common stock issued in our acquisition of Inventa Technologies, Inc. so that they are consistent with the information presented in our Quarterly Report on Form 10-Q, filed on August 18, 2008.

 Forward-Looking Statements

Statements in this Current Report on Form 8-K, as amended (including the exhibits) that are not purely historical facts, including statements regarding ANTs software inc.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements.  Such risks and uncertainties include, among others, introduction of products and services in a timely fashion, market acceptance of new products and services, cost increases, price and product competition, availability of labor and materials, development of new third-party products, services and techniques that render ANTs software inc.’s products and services obsolete, and litigation.  Risk factors, cautionary statements and other conditions which could cause ANTs software inc.’s actual results to differ from management’s current expectations are contained in ANTs software inc.’s filings with the Securities and Exchange Commission.  ANTs software inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported by ANTs software inc. (“ANTs”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on June 3, 2008, and as amended in a Current Report on Form 8-K/A filed with the SEC on August 13, 2008, the Company closed its Agreement and Plan of Merger by and among ANTs software, inc., ANTs Holdings, Inc., a Delaware corporation and wholly owned direct subsidiary of ANTs, Inventa Technologies, Inc. (“Inventa”), a Delaware corporation, and Robert T. Healey, solely in his capacity as Stockholders’ Representative of Inventa.

The pro forma financial information of the Company required under Item 9.01 of this report has been amended to reflect an increase in the per-share valuation of 20 million shares of common stock issued in connection with the Inventa acquisition, from $0.60 to $1.10 per share, and an increase in the carrying value in the convertible promissory note issued, from $1,182,712 to $2,000,000.  These amended pro forma financial statements are filed as Exhibit 99.1.

The purchase price and allocation of the purchase price to tangible and intangible assets is subject to refinement as the valuation of each is finalized.  ANTs may amend the financial information contained in this amended Current Report to reflect such refinement.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information:

The following unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination of ANTs and Inventa are filed herewith as Exhibit 99.1 and are incorporated herein by reference:

(i)	Restated unaudited Statement of Operations for the three months ended March 31, 2008.
(ii)	Restated unaudited Balance Sheet at March 31, 2008.
(iii)	Restated unaudited Statement of Operations for the twelve months ended December 31, 2007.

(d)	Exhibits:

Exhibit Number	Description
99.1
Restated unaudited Pro Forma Combined Condensed Statement of Operations of ANTs and Inventa for the three months ended March 31, 2008 and for the year ended December 31, 2007 and the restated unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTs software inc.

Date:	August 28, 2008	By:	/s/ Kenneth Ruotolo
Kenneth Ruotolo, Chief Financial Officer